UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  March 5, 2015

Sanchez Production Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 5, 2015,  Sanchez Production Partners LLC  (the “Company”)  issued a press release announcing its fourth quarter and full year 2014 financial results.

A copy of the press release is furnished as a part of this Current Report on Form 8-K as Exhibit 99.1 but is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.  The Company will host a conference call at 11:00 a.m. (CDT) on Wednesday, March 11, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1

Exhibit Number		Description

99.1		Press Release dated March 5, 2015, publicly announcing fourth quarter and full year 2014 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LLC

Date: March 5, 2015	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

1

Exhibit Number	Description

99.1	Press Release dated March 5, 2015, publicly announcing fourth quarter and full year 2014 financial results.